Exhibit 99.1

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2 Introduction Jim Cleary President and Chief Executive Officer Mary Pat Thompson Senior Vice President and Chief Financial Officer

3 Disclaimer/Forward-Looking Statements This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions may cause results to differ materially from those anticipated in forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Potential investors should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Introduction

5 Mission Statement MWI will be the best resource to the veterinary profession by delivering superior value, efficiency and innovation.

6 Investment Highlights • Stable industry dynamics driving demand for animal health products • Market leading position with national footprint and expansion opportunities • Broad product portfolio and value-added services • Longstanding relationships with diversified customer and vendor bases • Premier sales and marketing franchise • Strong and consistent financial performance driven by organic growth • Strong balance sheet that provides great flexibility in taking advantage of new opportunities • Experienced management team

7 Our Company • Leading distributor of animal health products to veterinarians across U.S. • Over 30 years of operating history • Over 19,000 veterinary clinics nationwide • Over 15,000 products sourced from approximately 500 vendors • Strong and consistent financial performance

8 Recent Developments • Acquisition of AAHA Services Corporation, operating as AAHA MARKETLink, including a long-term licensing and sponsorship agreement • Moved our distribution center in Dallas, Texas to a larger facility with 70,000 square feet in November 2008 • Fiscal year 2006 through November 2008: MWI increased capacity by successfully opening, moving or expanding 8 distribution centers • Improved SG&A expenses as a percentage of revenues to 10.1% compared to 10.3% in fiscal year 2007 • Continued expansion of value-added services, including e-commerce, inventory management, pharmacy fulfillment and capital equipment consultation • Internet sales to independent veterinary practices and producers grew by approximately 39% for fiscal year 2008

9 AAHA MARKETLink • Fiscal fourth quarter 2008 included $2.8 million from new accounts and $5.4 million of incremental revenues from customers who had previously been purchasing from both MWI and AAHA MARKETLink (“AML”) • Strong conversion of AML accounts • Of the members of American Animal Hospital Association (“AAHA”) using AML, MWI retained 80% of those accounts during the quarter • MWI reached AAHA members not participating in AML • Of the AAHA members not using AML on the date of the acquisition, over 50% of those members purchased the AML services during the quarter • Integrated www.aahamarketlink.com with www.mwivet.com • More than half (55%) of AML accounts placed orders on the internet • Launched comprehensive inventory management program in a series of seminars scheduled throughout the US • Hands-on seminars followed by clinic-level support in the field

Industry Overview

11 4.5 4.7 5.0 5.3 5.8 6.8 2002 2003 2004 2005 2006 2007 Companion Animal ~53% Production Animal ~47% Stable Industry Dynamics • Large, fragmented U.S. market with favorable growth characteristics - 58,000 practicing veterinarians - 500 vendors • Diversified customer and vendor bases - Distributors play vital role • Frequent, small orders - Clinics avoid storing and managing inventory • Importance of sales representatives - Long-term relationships - Product information / consultation • No third party reimbursement risk U.S. Animal Health Product Sales 2006 U.S. Animal Health Product Sales By Segment $6.8 Billion Source: Animal Health Institute, American Veterinary Medical Association, and Company estimates ($ in billions) CAGR ~ 8.6%

12 • Consists of approximately: - 88 million cats - 75 million dogs - 14 million horses - Other pets • Increased spending driven by: - Human-animal bond - Rising numbers of households with pets - Focus on animal health / preventative care - Technology migration from human health to veterinary medicine - Aging pet population Companion Animal Market Large market with attractive growth profile Note: Number of cats, dogs, and horses are for the U.S. only. Source: Dogs and Cats - APPMA 2007-2008 National Pet Owner’s Survey.

13 • Includes cattle, swine, poultry, and other food-producing animals - 97 million cattle - 65 million swine • Spending driven by: - Economic decisions - Improved productivity / yield - Disease prevention Production Animal Market Significant market with volume driven by large order sales Source: USDA Agriculture statistics

14 Importance of Distributors Customers Vendors • Single source for multiple products • Timely product delivery • Reduced number of vendors • Inventory management • Product information • Consultation • Cost-effective access to a fragmented market • Logistics and distribution • Sales and marketing support • Ability to move market share • Flexible selling models Distributors

15 Competitive Landscape Key Competitors(1) • Competitive market • Competition from both numerous vendors and distributors • Competing factors include: - Customer relationships - Service and delivery - Product selection - Price - e-business capabilities • Industry consolidation well under way (1) Excludes vendors and other national, regional, local and specialty distributors.

Company Overview

17 The MWI Edge: Leading National Distributor • Decentralized distribution network facilitates regional market responsiveness - 13 strategically located distribution centers throughout the U.S. - 6 pharmacies distributing Rx products to end-users nationwide Same day shipment on 98% of orders placed

18 The MWI Edge: Broad Product Portfolio • Over 15,000 products stocked in MWI warehouses • Over 7,000 additional products available by special order • Continually evaluate product portfolio to improve offerings • Key products include: Pharmaceuticals, Vaccines and Parasiticides Diagnostics, Capital Equipment and Supplies Veterinary Pet Food and Nutritional Products

19 The MWI Edge: 2008 Product Revenue Mix

20 The MWI Edge: Expansive Vendor Network • Sources products from approximately 500 vendors • Provides cost-effective access to large and diverse customer base • Serves as a principal distributor for key vendors • Length of relationship with many key vendors over 10 years MWI’s size and reach have become increasingly important to its vendor base

21 Flexible Selling Arrangements – Agency Relationships • Do not purchase and take inventory of products • Upon receipt of order, transmit order to vendor, who picks, packs and ships order • Receive commission payment for soliciting order • Agency relationships with several leading animal health product vendors • Gross billings of $245.0 million, generating commission revenue of $13.0 million in FY 2008

22 The MWI Edge: Strong Customer Relationships • Nation’s largest private veterinary practice • Customer for over 12 years • Highly efficient ordering process Feeders’ Advantage • Buying group of several of the largest cattle feeders in U.S. • Customer for over 12 years • Highly efficient ordering process Corporate Clients Independent Veterinary Practices • Often small, privately-held • Place at least one order / week • Independent veterinary practices and producers account for >85% of our product sales • Loyal customer base: • Over 52% of sales from accounts over 5 years old • Over 79% of sales from accounts over 2 years old

23 The MWI Edge: Premier Sales and Marketing Franchise Sales Representatives FYE Sept 30, • Dual coverage approach with frequent contact • Act as business consultants • Continuous training initiatives • Performance driven compensation • Significant industry experience Direct Marketing • Over 825,000 pieces of direct marketing material distributed • Comprehensive and specialty catalogs, loyalty programs, product / vendor programs, flyers, order stuffers 280 261 227 190 169 151 321

24 The MWI Edge: Value-Added Services E-Commerce Platform • Technology systems closely integrated with customers’ day-to-day operations E-Commerce Product Sales as a Percent of Total Sales 18% 21% 23% 24% 27%

25 The MWI Edge: Value-Added Services Value-added services increase loyalty of customer base • E-commerce platform • Pharmacy fulfillment and launched Proxy Rx • SWEEP™ Inventory management system • Equipment procurement consultation • Special order fulfillment • Educational seminars • Pet cremation

26 MWI Growth Strategy Expand Number of Veterinarians Served Offer Innovative, Differentiated Solutions to Veterinarians Increase Share of Spend from Existing Customers Pursue Strategic Acquisitions Expand Agreements with Existing and New Vendors Increase Overall Productivity and Profitability

Financial Overview

28 Strong Growth in Revenues Total Revenues ($ in millions) FY 00-08 CAGR 19.8% FYE Sept 30,

29 Strong Growth in Operating Income Operating Income ($ in millions) • includes the effect of rebate earnings of approximately $2.5 million (pre-tax) earned in fiscal year 2006 that historically would have been earned in our fiscal year 2007 first quarter ended December 31, 2006. ($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 Management Fee - - 0.1 $ 0.3 $ 0.4 $ 2.5 $ - $ - $ - $ Depreciation & Amortization 0.8 0.8 0.9 1.0 1.1 1.5 2.0 2.4 3.1 Operating Income 6.4 7.3 7.2 10.2 12.6 15.8 23.7 * 26.7 32.4 FYE Sept 30,

30 Condensed Consolidated Balance Sheets ($ in thousands) Assets 9/30/2008 9/30/2007 9/30/2006 Cash $ 3,419 $ 8,599 $ 37 Receivables, net 128,564 111,676 99,518 Inventories 118,403 94,623 85,083 Other current assets 3,977 2,880 3,153 Total Current Assets 254,363 217,778 187,791 Total Assets $ 314,805 $ 267,194 $ 230,559 Liabilities Line-of-credit $ 0 $ 0 $ 10,559 Accounts payable 123,003 98,724 82,561 Accrued expenses & other current liabilities 9,951 7,790 7,016 Total Current Liabilities 132,954 106,514 100,136 Deferred income taxes 751 474 505 Long-term debt 97 195 292 Stockholders' Equity 181,003 160,011 129,626 Total Liabilities & Stockholders' Equity $ 314,805 $ 267,194 $ 230,559

31 Financial Highlights • Fourth Quarter and Fiscal 2008 Highlights • Revenues were up 18.2% to $224.8 for the quarter and 17.1% to $831.4 million for fiscal year 2008 • Net income was up 25.4% to $5.4 million, or $0.44 per diluted share for the quarter and 18.0% to $19.9 million, or $1.62 per diluted share for fiscal year 2008 • Selling, general and administrative expenses as a percentage of revenues were 9.6% for the quarter and 10.1% for the fiscal year compared to 10.2% and 10.3%, respectively • Internet sales to independent veterinary practices grew by 43% for the quarter and 39% for the fiscal year. Our product sales from the internet as a percentage of sales improved to 28% for the quarter compared to 26% for the same period last year and 27% for the fiscal year compared to 24% for fiscal year 2007 • Cash flow from operations was $10.6 million for fiscal year 2008

32 Financial Highlights • Consistent organic growth • Stable, recurring revenue base… over 95% consumables • Minimal capital expenditure requirements • Strong returns on net assets and invested capital • Flexible and strong balance sheet

Conclusion

34 Investment Highlights • Stable industry dynamics driving demand for animal health products • Market leading position with national footprint and expansion opportunities • Broad product portfolio and value-added services • Longstanding relationships with diversified customer and vendor bases • Premier sales and marketing franchise • Strong and consistent financial performance driven by organic growth • Strong balance sheet that provides great flexibility in taking advantage of new opportunities • Experienced management team

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